                                                                   EXHIBIT 10.7c


                                 THIRD AMENDMENT
                                     TO THE
                            STERLING CHEMICALS, INC.
            AMENDED AND RESTATED HOURLY PAID EMPLOYEES' PENSION PLAN


                  WHEREAS, there is reserved to Sterling Chemicals, Inc. (the "Company") in Section 15.1 of the Sterling Chemicals, Inc. Amended and Restated Hourly Paid Employees' Pension Plan (the "Plan") the right to amend the Plan;

                  NOW, THEREFORE, Exhibit A to the Plan is hereby amended for participants whose Employment Termination Date is on or after December 31, 1998 as follows:

                                   "Exhibit A
                            Retirement Income Factor

The "Retirement Income Factor" applicable with respect to a participant shall be determined based on Final Average Pay in accordance with the following table:

           Final Average Pay            Retirement Income Factor
           -----------------            ------------------------
           Less than $35,500                        $35
           $35,500 - $36,499                        $36
           $36,500 - $37,499                        $37
           $37,500 - $38,499                        $38
           $38,500 - $39,499                        $39
           $39,500 - $40,499                        $40
           $40,500 - $41,499                        $41
           $41,500 - $42,499                        $42
           $42,500 - $43,499                        $43
           $43,500 - $44,499                        $44
           $44,500 - $45,499                        $45
           $45,500 - $46,499                        $46
           $46,500 - $47,499                        $47
           $47,500 - $48,499                        $48
           $48,500 - $49,499                        $49
           $49,500 - $50,499                        $50
           $50,500 - $51,499                        $51
           $51,500 - $52,499                        $52
           $52,500 - $53,499                        $53
           $53,500 - $54,499                        $54
           $54,500 - $55,499                        $55
           $55,500 - $56,499                        $56
           $56,500 - $57,499                        $57
           $57,500 - $58,499                        $58
           $58,500 - $59,499                        $59
           $59,500 and greater                      $60"

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                  All terms used herein that are defined in the Plan shall have the same meanings given to such terms in the Plan, except as otherwise expressly provided herein. Except as amended and modified hereby, the Plan shall continue in full force and effect and the Plan and this amendment shall be read, taken and construed as one and the same instrument.

                  This amendment may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute but one and the same instrument which may be evidenced by any one counterpart.

                  IN WITNESS WHEREOF, the Company has executed this instrument this ___________________, 1999, effective for all purposes as provided above.



                                    STERLING CHEMICALS, INC.


                                    By:
                                       ---------------------
                                    Name:
                                         -------------------
                                    Title:
                                          ------------------